Exhibit 10.13

STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE - NET1. Basic Provisions ("Basic Provisions").1.1 Parties. This Lease ("Lease"), dated for reference purposes only January 22, 2020 , is made by and between GREEN RIVERPROPERTIES, LLC., a California limited liability company ("Lessor") and BIOLASE, INC., a Delaware corporation ("Lessee"), (collectively the "Parties", or individually a "Party").1.2(a) Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known as (street address, unit/suite, city, state): 4225 Prado Road, Suite 102 and 103, Corona, CA 92880 containing approximately 11, 032 square feet ("Premises"). The Premises are located in the County of Riverside , and are generallydescribed as (describe brieﬂy the nature of the Premises and the "Project"): multi-tenant industrial center known as the Green River Center . In addition to Lessee's rights to use and occupy the Premises as hereinafter speciﬁed, Lessee shall have non-exclusive rights to any utility raceways of the building containing the Premises ("Building") and to the Common Areas (as deﬁned in Paragraph 2.7 below), but shall not have any rights to the roof, or exterior walls of the Building or to any other buildings in the Project. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Project." (See also Paragraph 2)1.2(b) Parking: 38 unreserved vehicle parking spaces. (See also Paragraph 2.6)1.3 Term: five (5) years and zero months ("Original Term") commencing July 1, 2020 ("Commencement Date") and ending June 30, 2025 ("Expiration Date"). (See also Paragraph 3)1.4 Early Possession: If the Premises are available Lessee may have non-exclusive possession of the Premises commencing June 1, 2020 ("EarlyPossession Date"). (See also Paragraphs 3.2 and 3.3) Pursuant to Paragraph 3.2, Lessee shall not be required pay Base Rent and Lessee's Share of CommonArea Operating Expenses during the Early Possession period.1.5 Base Rent: $8, 800.00 per month ("Base Rent"), payable on the 1st day of each month commencing July 1, 2020 . (Seealso Paragraph 4)If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted. See Paragraph 50 of the Addendum .1.6 Lessee's Share of Common Area Operating Expenses: Six and 22/100 percent ( 6.22%) ("Lessee's Share"). In the event that the sizeof the Premises and/or the Project are modiﬁed during the term of this Lease, Lessor shall recalculate Lessee's Share to reﬂect such modiﬁcation.1.7 Base Rent and Other Monies Paid Upon Execution:(a) Base Rent: $8, 800.00 for the period July 1, 2020 to July 31, 2020 .(b) Common Area Operating Expenses: $1, 760.00 for the period July 1, 2020 to July 31, 2020 . (c) Security Deposit: $10, 000.00 ("Security Deposit"). (See also Paragraph 5)(d) Other: $3, 479.90 for Tenant Allowance Installment Payment for July 2020 . (e) Total Due Upon Execution of this Lease: $24, 039.90 .1.8 Agreed Use: Industrial Warehouse and Office . (See also Paragraph 6)1.9 Insuring Party. Lessor is the "Insuring Party". (See also Paragraph 8)1.10 Real Estate Brokers. (See also Paragraph 15 and 25)(a) Representation: Each Party acknowledges receiving a Disclosure Regarding Real Estate Agency Relationship, conﬁrms and consents to the followingagency relationships in this Lease with the following real estate brokers ("Broker(s)") and/or their agents ("Agent(s)"):Lessor’s Brokerage Firm N/A License No. Is the broker of (check one): the Lessor; or both the Lessee and Lessor (dual agent). Lessor’s Agent License No. is (check one): the Lessor’s Agent (salesperson or broker associate); or both the Lessee’s Agentand the Lessor’s Agent (dual agent).Lessee’s Brokerage Firm CBRE License No. 00409987 Is the broker of (check one): the Lessee; or both the Lessee and Lessor (dual agent).Lessee’s Agent Travis Boyd License No. is (check one): the Lessee’s Agent (salesperson or broker associate); or both theLessee’s Agent and the Lessor’s Agent (dual agent).(b) Payment to Brokers. Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement (or if there is no such agreement, the sum of or % of the total Base Rent) for the brokerage services rendered by the Brokers.1.11 Guarantor. The obligations of the Lessee under this Lease are to be guaranteed by ("Guarantor"). (See also Paragraph 37)1.12 Attachments. Attached hereto are the following, all of which constitute a part of this Lease:an Addendum consisting of Paragraphs 50 through 58 ;a site plan depicting the Premises;a site plan depicting the Project;a current set of the Rules and Regulations for the Project;a current set of the Rules and Regulations adopted by the owners' association; INITIALS© 2019 AIR CRE. All Rights Reserved. MTN-26.22, Revised 06-10-2019 INITIALS a Work Letter; Last Edited: 1/22/2020 1:04 PMPage 1 of 17

other (specify): Master Sign Plan, Landlord's Tenant Improvements and Plans . 2. Premises. 2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. While the approximate square footage of the Premises may have been used in the marketing of the Premises for purposes of comparison, the Base Rent stated herein is NOT tied to square footage and is not subject to adjustment should the actual size be determined to be diﬀerent. NOTE: Lessee is advised to verify the actual size prior to executing this Lease. Lessor shall grant access to Lessee's authorized representative to verify the actual size. 2.2 Condition. Lessor shall deliver that portion of the Premises contained within the Building ("Unit") to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever ﬁ rs t occurs ("Start Date"), and, so long as the required service contracts described in Paragraph 7.1(b) below are obtained by Lessee and in eﬀect within thirty days following the Start Date, warrants that the existing electrical, plumbing, ﬁre sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), loading doors, sump pumps, if any, and all other such elements in the Unit, other than those constructed by Lessee, shall be in good operating condition on said date, that the structural elements of the roof, bearing walls and foundation of the Unit shall be free of material defects, and that the Unit does not contain hazardous levels of any mold or fungi deﬁned as toxic under applicable state or federal law. If a non-compliance with such warranty exists as of the Start Date, or if one of such systems or elements should malfunction or fail within the appropriate warranty period, Lessor shall, as Lessor's sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with speciﬁcity the nature and extent of such non-compliance, malfunction or failure, rectify same at Lessor's expense. The warranty periods shall be as follows: (i) 6 months as to the HVAC systems, and (ii) 30 days as to the remaining systems and other elements of the Unit. If Lessee does not give Lessor the required notice within the appropriate warranty period, correction of any such non-compliance, malfunction or failure shall be the obligation of Lessee at Lessee's sole cost and expense (except for the repairs to the ﬁre sprinkler systems, roof, foundations, and/or bearing walls - see Paragraph 7). Lessor also warrants, that unless otherwise speciﬁed in writing, Lessor is unaware of (i) any recorded Notices of Default aﬀecting the Premise; (ii) any delinquent amounts due under any loan secured by the Premises; and (iii) any bankruptcy proceeding aﬀecting the Premises. 2.3 Compliance. Lessor warrants that to the best of its knowledge the improvements on the Premises, including the Improvements in Exhibit 4 attached hereto once fully completed by Lessor, comply with the building codes, applicable laws, covenants or restrictions of record, regulations, and ordinances ("Applicable Requirements") that were in eﬀect at the time that each improvement, or portion thereof, was constructed. Said warranty does not apply to the use to which Lessee will put the Premises, modiﬁcations which may be required by the Americans with Disabilities Act or any similar laws as a result of Lessee's use (see Paragraph 49), or to any Alterations or Utility Installations (as deﬁned in Paragraph 7.3(a)) made or to be made by Lessee. NOTE: Lessee is responsible for determining whether or not the Applicable Requirements, and especially the zoning are appropriate for Lessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with speciﬁcity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within 9 6 months following the Start Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. If the Applicable Requirements are hereafter changed so as to require during the term of this Lease the construction of an addition to or an alteration of the Unit, Premises and/or Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modiﬁcation of the Unit, Premises and/or Building ("Capital Expenditure"), Lessor and Lessee shall allocate the cost of such work as follows: (a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the speciﬁc and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however, that if such Capital Expenditure is required during the last 2 years of this Lease and the cost thereof exceeds 6 months' Base Rent, Lessee may instead terminate this Lease unless Lessor notiﬁes Lessee, in writing, within 10 days after receipt of Lessee's termination notice that Lessor has elected to pay the diﬀerence between the actual cost thereof and the amount equal to 6 months' Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least 90 days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure. (b) If such Capital Expenditure is not the result of the speciﬁc and unique use of the Premises by Lessee (such as, governmentally mandated seismic modiﬁcations), then Lessor shall pay for such Capital Expenditure and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease or any extension thereof, on the date that on which the Base Rent is due, an amount equal to 1/144th of the portion of such costs reasonably attributable to the Premises. Lessee shall pay Interest on the balance but may prepay its obligation at any time. If, however, such Capital Expenditure is required during the last 2 years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon 90 days prior written notice to Lessee unless Lessee notiﬁes Lessor, in writing, within 10 days after receipt of Lessor's termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with Interest, from Rent until Lessor's share of such costs have been fully paid. If Lessee is unable to ﬁnance Lessor's share, or if the balance of the Rent due and payable for the remainder of this Lease is not suﬃcient to fully reimburse Lessee on an oﬀset basis, Lessee shall have the right to terminate this Lease upon 30 days written notice to Lessor. (c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modiﬁcation to the Premises then, and in that event, Lessee shall either: (i) immediately cease such changed use or intensity of use and/or take such other steps as may be necessary to eliminate the requirement for such Capital Expenditure, or (ii) complete such Capital Expenditure at its own expense. Lessee shall not have any right to terminate this Lease. 2.4 Acknowledgements. Lessee acknowledges that: (a) it has been given an opportunity to inspect and measure the Premises, (b) subject to Paragraph 58 in the Addendum and Exhibit 4, it has been advised by Lessor and/or Brokers to satisfy itself with respect to the size and condition of the Premises (including but not limited to the electrical, HVAC and ﬁre sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Lessee's intended use, (c) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, (d) it is not relying on any representation as to the size of the Premises made by Brokers or Lessor, (e) the square footage of the Premises was not material to Lessee's decision to lease the Premises and pay the Rent stated herein, and (f) neither Lessor, Lessor's agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises, and (ii) it is Lessor's sole responsibility to investigate the ﬁnancial capability and/or suitability of all proposed tenants. 2.5 Lessee as Prior Owner/Occupant. The warranties made by Lessor in Paragraph 2 shall be of no force or eﬀect if immediately prior to the Start Date Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary corrective work. INITIALS© 2019 AIR CRE. All Rights Reserved. MTN-26.22, Revised 06-10-2019 INITIALS a Work Letter; Last Edited: 1/22/2020 1:04 PMPage 2 of 17

2.6 Vehicle Parking. Lessee shall be entitled to use the number of Parking Spaces speciﬁed in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Lessor may regulate the loading and unloading of vehicles by adopting Rules and Regulations as provided in Paragraph 2.9. No vehicles other than Permitted Size Vehicles may be parked in the Common Area without the prior written permission of Lessor. In addition: (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities. (b) Lessee shall not service or store any vehicles in the Common Areas. (c) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor. 2.7 Common Areas - Deﬁnition. The term "Common Areas" is deﬁned as all areas and facilities outside the Premises and within the exterior boundary line of the Project and interior utility raceways and installations within the Unit that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other tenants of the Project and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roofs, roadways, walkways, driveways and landscaped areas. 2.8 Common Areas - Lessee's Rights. Lessor grants to Lessee, for the beneﬁt of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Project. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor. 2.9 Common Areas - Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations ("Rules and Regulations") for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Project and their invitees. Lessee agrees to abide by and conform to all such Rules and Regulations, and shall use its best eﬀorts to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said Rules and Regulations by other tenants of the Project. 2.10 Common Areas - Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time: (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traﬃc, landscaped areas, walkways and utility raceways; (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (c) To designate other land outside the boundaries of the Project to be a part of the Common Areas; (d) To add additional buildings and improvements to the Common Areas; (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project, or any portion thereof; and (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Project as Lessor may, in the exercise of sound business judgment, deem to be appropriate. 3. Term. 3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as speciﬁed in Paragraph 1.3. 3.2 Early Possession. Any provision herein granting Lessee Early Possession of the Premises is subject to and conditioned upon the Premises being available for such possession prior to the Commencement Date. Any grant of Early Possession only conveys a non-exclusive right to occupy the Premises. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent and Lessee's Share of Common Area Operating Expenses shall be abated for the period of such Early Possession. All other terms of this Lease (including but not limited to the obligations to pay Lessee's Share of Common Area O p era ti ng Expenses, Real Property Taxes and insurance premiums and to maintain the Premises) shall be in eﬀect during such period. Any such Early Possession shall not aﬀect the Expiration Date. 3.3 Delay In Possession. Lessor agrees to use its best commercially reasonable eﬀorts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said eﬀorts, Lessor is unable to deliver possession by such date, Lessor shall not be subject to any liability therefor, nor shall such failure aﬀect the validity of this Lease or change the Expiration Date. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until Lessor delivers possession of the Premises and any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession is not delivered within 60 days after the Commencement Date, as the same may be extended under the terms of any Work Letter, or Paragraph 58 of the Addendum executed by the Parties, Lessee may, at its option, by notice in writing within 10 days after the end of such 60 day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said 10 day period, Lessee's right to cancel shall terminate. If possession of the Premises is not delivered within 120 days after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing. 3.4 Lessee Compliance. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisﬁed. 4. Rent. 4.1. Rent Deﬁned. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("Rent"). 4.2 Common Area Operating Expenses. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as speciﬁed in Paragraph 1.6) of all Common Area Operating Expenses, as hereinafter deﬁned, during each calendar year of the term of this Lease, in accordance with the following provisions: (a) "Common Area Operating Expenses" are deﬁned, for purposes of this Lease, as all costs relating to the ownership and operation of the Project, including, but not limited to, the following: INITIALS© 2019 AIR CRE. All Rights Reserved. MTN-26.22, Revised 06-10-2019 INITIALS a Work Letter; Last Edited: 1/22/2020 1:04 PMPage 3 of 17

(i) The operation, repair and maintenance, in neat, clean, good order and condition , and if necessary the replacement, of the following: (aa) The Common Areas and Common Area improvements, including parking areas, loading and unloading areas, trash areas, roadways, parkways, walkways, driveways, landscaped areas, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators, roofs, exterior walls of the buildings, building systems and roof drainage systems. (bb) Exterior signs and any tenant directories. (cc) Any ﬁre sprinkler systems. (dd) All other areas and improvements that are within the exterior boundaries of the Project but outside of the Premises and/or any other space occupied by a tenant. (ii) The cost of water, gas, electricity and telephone to service the Common Areas and any utilities not separately metered. (iii) The cost of trash disposal, pest control services, property management, security services, owners' association dues and fees, the cost to repaint the exterior of any structures and the cost of any environmental inspections. (iv) Reserves set aside for maintenance, repair and/or replacement of Common Area improvements and equipment. (v) Real Property Taxes (as deﬁned in Paragraph 10). (vi) The cost of the premiums for the insurance maintained by Lessor pursuant to Paragraph 8. (vii) Any deductible portion of an insured loss concerning the Building or the Common Areas. (viii) Outside Auditors', accountants' and attorneys' fees and costs related to the operation, maintenance, repair and replacement of the Project. (ix) The cost of any capital improvement to the Building or the Project not covered under the provisions of Paragraph 2.3 provided; however, that Lessor shall allocate the cost of any such capital improvement over a 12 year period and Lessee shall not be required to pay more than Lessee's Share of 1/144th of the cost of such capital improvement in any given month. Lessee shall pay Interest on the unamortized balance but may prepay its obligation at any time. (x) The cost of any other services to be provided by Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense. (b) Any Common Area Operating Expenses and Real Property Taxes that are speciﬁcally attributable to the Unit, the Building or to any other building in the Project or to the operation, repair and maintenance thereof, shall be allocated entirely to such Unit, Building, or other building. However, any Common Area Operating Expenses and Real Property Taxes that are not speciﬁcally attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Project. (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Project already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them. (d) Lessee's Share of Common Area Operating Expenses is payable monthly on the same day as the Base Rent is due hereunder. See Paragraph 54 of the Addendum. The amount of such payments shall be based on Lessor's estimate of the annual Common Area Operating Expenses. Within 60 days after written request (but not more than once each year) Lessor shall deliver to Lessee a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses for the preceding year. If Lessee's payments during such year exceed Lessee's Share, Lessor shall credit the amount of such over-payment against Lessee's future payments of Common Area Operating Expenses. If Lessee's payments during such year were less than Lessee's Share, Lessee shall pay to Lessor the amount of the deﬁciency within 30 10 days after delivery by Lessor to Lessee of the statement. The Parties agree to resolve any dispute with regards to an over-payment or deficiency in accordance with Section 42 of this Lease. (e) Common Area Operating Expenses shall not include any expenses paid by any tenant directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other tenant, or insurance proceeds. 4.3 Payment. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without oﬀset or deduction (except as speciﬁcally permitted in this Lease), on or before the day on which it is due. All monetary amounts shall be rounded to the nearest whole dollar. In the event that any invoice prepared by Lessor is inaccurate such inaccuracy shall not constitute a waiver and Lessee shall be obligated to pay the amount set forth in this Lease. Rent for any period during the term hereof which is for less than one full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating. In the event that any check, draft, or other instrument of payment given by Lessee to Lessor is dishonored for any reason, Lessee agrees to pay to Lessor the sum of $25 in addition to any Late Charge and Lessor, at its option, may require all future Rent be paid by cashier's check. Payments will be applied ﬁrst to accrued late charges and attorney's fees, second to accrued interest, then to Base Rent and Common Area Operating Expenses, and any remaining amount to any other outstanding charges or costs. 5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount already due Lessor, for Rents which will be due in the future, and/ or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suﬀer or incur by reason thereof. If Lessor uses or applies all or any portion of the Security Deposit, Lessee shall within 10 days after written request therefor deposit monies with Lessor suﬃcient to restore said Security Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor so that the total amount of the Security Deposit shall at all times bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the initial Base Rent. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor's reasonable judgment, to account for any increased wear and tear that the Premises may suﬀer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the ﬁnancial condition of Lessee is, in Lessor's reasonable judgment, signiﬁcantly reduced, Lessee shall deposit such additional monies with Lessor as shall be suﬃcient to cause the Security Deposit to be at a commercially reasonable level based on such change in ﬁnancial condition. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within 90 days after the expiration or termination of this Lease, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. Lessor shall upon written request provide Lessee with an accounting showing how that portion of the Security Deposit that was not returned was applied. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease. THE SECURITY DEPOSIT SHALL NOT BE USED BY LESSEE IN LIEU OF PAYMENT OF THE LAST MONTH'S RENT. 6. Use. 6.1 Use. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs occupants of or causes damage to neighboring premises or properties. Other than guide, signal and seeing eye dogs, Lessee shall not keep or allow in the Premises any pets, animals, birds, ﬁsh, or reptiles. Lessor shall not unreasonably withhold or delay its consent to any written request for a modiﬁcation of the Agreed Use, so long as the same will INITIALS© 2019 AIR CRE. All Rights Reserved. MTN-26.22, Revised 06-10-2019 INITIALS a Work Letter; Last Edited: 1/22/2020 1:04 PMPage 4 of 17

not impair the structural integrity of the Building or the mechanical or electrical systems therein, and/or is not signiﬁcantly more burdensome to the Project. If Lessor elects to withhold consent, Lessor shall within 7 days after such request give written notiﬁcation of same, which notice shall include an explanation of Lessor's objections to the change in the Agreed Use. 6.2 Hazardous Substances. (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be ﬁled with, any governmental authority, and/or (iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, ordinary oﬃce supplies (copier toner, liquid paper, glue, etc.) and common household cleaning materials, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modiﬁcations (such as concrete encasements) and/or increasing the Security Deposit. (b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance. (c) Lessee Remediation. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, comply with all Applicable Requirements and take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party. (d) Lessee Indemniﬁcation. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from areas outside of the Project not caused or contributed to by Lessee). Lessee's obligations shall include, but not be limited to, the eﬀects of any contamination or injury to person, property or the environment created or suﬀered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless speciﬁcally so agreed by Lessor in writing at the time of such agreement. (e) Lessor Indemniﬁcation. Except as otherwise provided in paragraph 8.7, Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which are suﬀered as a direct result of Hazardous Substances on the Premises prior to Lessee taking possession or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor's obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. (f) Investigations and Remediations. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to the Lessee taking possession, unless such remediation measure is required as a result of Lessee's use (including "Alterations", as deﬁned in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities. (g) Lessor Termination Option. If a Hazardous Substance Condition (see Paragraph 9.1(e)) occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and eﬀect, but subject to Lessor's rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor's option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and eﬀect, or (ii) if the estimated cost to remediate such condition exceeds 12 times the then monthly Base Rent or $100, 000, whichever is greater, give written notice to Lessee, within 30 days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor's desire to terminate this Lease as of the date 60 days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within 10 days thereafter, give written notice to Lessor of Lessee's commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to 12 times the then monthly Base Rent or $100, 000, whichever is greater. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days following such commitment. In such event, this Lease shall continue in full force and eﬀect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date speciﬁed in Lessor's notice of termination. 6.3 Lessee's Compliance with Applicable Requirements. Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable ﬁre insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants which relate in any manner to the Premises, without regard to whether said Applicable Requirements are now in eﬀect or become eﬀective after the Start Date. Lessee shall, within 10 days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements speciﬁed by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements. Likewise, Lessee shall immediately give written notice to Lessor of: (i) any water damage to the Premises and any suspected seepage, pooling, dampness or other condition conducive to the production of mold; or (ii) any mustiness or other odors that might indicate the presence of mold in the Premises. INITIALS© 2019 AIR CRE. All Rights Reserved. MTN-26.22, Revised 06-10-2019 INITIALS a Work Letter; Last Edited: 1/22/2020 1:04 PMPage 5 of 17

6.4 Inspection; Compliance. Lessor and Lessor's "Lender" (as deﬁned in Paragraph 30) and consultants authorized by Lessor shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times after reasonable notice, for the purpose of inspecting and/or testing the condition of the Premises and/or for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a Hazardous Substance Condition (see Paragraph 9.1) is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspection, so long as such inspection is reasonably related to the violation or contamination. In addition, Lessee shall provide copies of all relevant material safety data sheets (MSDS) to Lessor within 10 days of the receipt of written request therefor. Lessee acknowledges that any failure on its part to allow such inspections or testing will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely diﬃcult to ascertain. Accordingly, should the Lessee fail to allow such inspections and/or testing in a timely fashion the Base Rent shall be automatically increased, without any requirement for notice to Lessee, by an amount equal to 10% of the then existing Base Rent or $100, whichever is greater for the remainder to the Lease. The Parties agree that such increase in Base Rent represents fair and reasonable compensation for the additional risk/costs that Lessor will incur by reason of Lessee's failure to allow such inspection and/or testing. Such increase in Base Rent shall in no event constitute a waiver of Lessee's Default or Breach with respect to such failure nor prevent the exercise of any of the other rights and remedies granted hereunder. 7. Maintenance; Repairs; Utility Installations; Trade Fixtures and Alterations. 7.1 Lessee's Obligations. (a) In General. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installations (intended for Lessee's exclusive use, no matter where located), and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, HVAC equipment, electrical, lighting facilities, boilers, pressure vessels, ﬁxtures, interior walls, interior surfaces of exterior walls, ceilings, ﬂoors, windows, doors, plate glass, and skylights but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, speciﬁcally including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. (b) Service Contracts. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises: (i) HVAC equipment, (ii) boiler and pressure vessels, and (iii) clariﬁers. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain any or all of such service contracts, and Lessee shall reimburse Lessor, upon demand, for the cost thereof. (c) Failure to Perform. If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after 10 days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, and Lessee shall promptly pay to Lessor a sum equal to 115% of the cost thereof. (d) Replacement. Subject to Lessee's indemniﬁcation of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance practices, if an item described in Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such item, then such item shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is 144 (ie. 1/144th of the cost per month). Lessee shall pay Interest on the unamortized balance but may prepay its obligation at any time. 7.2 Lessor's Obligations. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance), 4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, ﬁre sprinkler system, Common Area ﬁre alarm and/or smoke detection systems, ﬁre hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. 7.3 Utility Installations; Trade Fixtures; Alterations. (a) Deﬁnitions. The term "Utility Installations" refers to all ﬂoor and window coverings, air and/or vacuum lines, power panels, electrical distribution, security and ﬁre protection systems, communication cabling, lighting ﬁxtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modiﬁcation of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "Lessee Owned Alterations and/or Utility Installations" are deﬁned as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). (b) Consent. Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Alterations or Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, will not aﬀect the electrical, plumbing, HVAC, and/or life safety systems, do not trigger the requirement for additional modiﬁcations and/or improvements to the Premises resulting from Applicable Requirements, such as compliance with Title 24, and/or life safety systems, and the cumulative cost thereof during this Lease as extended does not exceed a sum equal to 3 month's Base Rent in the aggregate or a sum equal to one month's Base Rent in any one year. Notwithstanding the foregoing, Lessee shall not make or permit any roof penetrations and/or install anything on the roof without the prior written approval of Lessor. Lessor may, as a precondition to granting such approval, require Lessee to utilize a contractor chosen and/or approved by Lessor. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and speciﬁcations prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and suﬃcient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and speciﬁcations. For work which costs an amount in excess of one month's Base Rent, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to 150% of the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor. (c) Liens; Bonds. Except to the extent applicable to the Improvements made by Lessor on behalf of Lessee as set forth in Paragraph 58 of the Addendum, Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than 10 days notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest INITIALS© 2019 AIR CRE. All Rights Reserved. MTN-26.22, Revised 06-10-2019 INITIALS a Work Letter; Last Edited: 1/22/2020 1:04 PMPage 6 of 17

the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to 150% of the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs. 7.4 Ownership; Removal; Surrender; and Restoration. (a) Ownership. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any speciﬁed part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises. (b) Removal. By delivery to Lessee of written notice from Lessor not earlier than 90 and not later than 30 days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent. (c) Surrender; Restoration. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Notwithstanding the foregoing and the provisions of Paragraph 7.1(a), if the Lessee occupies the Premises for 12 months or less, then Lessee shall surrender the Premises in the same condition as delivered to Lessee on the Start Date with NO allowance for ordinary wear and tear. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee. Except to the extent brought onto the Premises by Lessor in connection with the Improvements in Exhibit 4, Lessee shall also remove from the Premises any and all Hazardous Substances brought onto the Premises by or for Lessee, or any third party (except Hazardous Substances which were deposited via underground migration from areas outside of the Project) to the level speciﬁed in Applicable Requirements. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. Any personal property of Lessee not removed on or before the Expiration Date or any earlier termination date shall be deemed to have been abandoned by Lessee and may be disposed of or retained by Lessor as Lessor may desire. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below. 8. Insurance; Indemnity. 8.1 Payment of Premiums. The cost of the premiums for the insurance policies required to be carried by Lessor, pursuant to Paragraphs 8.2(b), 8.3(a) and 8.3(b), shall be a Common Area Operating Expense. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Start Date or Expiration Date. 8.2 Liability Insurance. (a) Carried by Lessee. Lessee shall obtain and keep in force a Commercial General Liability policy of insurance protecting Lessee and Lessor as an additional insured against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1, 000, 000 per occurrence with an annual aggregate of not less than $2, 000, 000. Lessee shall add Lessor as an additional insured by means of an endorsement at least as broad as the Insurance Service Organization's "Additional Insured-Managers or Lessors of Premises" Endorsement. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. Lessee shall provide an endorsement on its liability policy(ies) which provides that its insurance shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only. (b) Carried by Lessor. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein. 8.3 Property Insurance - Building, Improvements and Rental Value. (a) Building and Improvements. Lessor shall obtain and keep in force a policy or policies of insurance in the name of Lessor, with loss payable to Lessor, any ground-lessor, and to any Lender insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full insurable replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lender, but in no event more than the commercially reasonable and available insurable value thereof. Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee not by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of ﬂood and/or earthquake unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inﬂation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $5, 000 per occurrence. (b) Rental Value. Lessor shall also obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one year with an extended period of indemnity for an additional 180 days ("Rental Value insurance"). Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reﬂect the projected Rent otherwise payable by Lessee, for the next 12 month period. (c) Adjacent Premises. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Project if said increase is directly caused by Lessee's acts, omissions, use or occupancy of the Premises. (d) Lessee's Improvements. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease. 8.4 Lessee's Property; Business Interruption Insurance; Worker's Compensation Insurance. (a) Property Damage. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $5, 000 1, 000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. (b) Business Interruption. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils. INITIALS© 2019 AIR CRE. All Rights Reserved. MTN-26.22, Revised 06-10-2019 INITIALS a Work Letter; Last Edited: 1/22/2020 1:04 PMPage 7 of 17

(c) Worker's Compensation Insurance. Lessee shall obtain and maintain Worker's Compensation Insurance in such amount as may be required by Applicable Requirements. Such policy shall include a 'Waiver of Subrogation' endorsement. Lessee shall provide Lessor with a copy of such endorsement along with the certiﬁcate of insurance or copy of the policy required by paragraph 8.5. (d) No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance speciﬁed herein are adequate to cover Lessee's property, business operations or obligations under this Lease; provided however, that the limits and forms of coverage of insurance shall be reasonable and commensurate with the type of Premises, Building, and Unit which is the subject of this Lease. 8.5 Insurance Policies. Insurance required herein shall be by companies maintaining during the policy term a "General Policyholders Rating" of at least A-, VII, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certiﬁed copies of policies of such insurance or certiﬁcates with copies of the required endorsements evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to material modiﬁcation except after 20 30 days prior written notice to Lessor. Lessee shall, at least 10 days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may increase his liability insurance coverage and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same. 8.6 Waiver of Subrogation. Without aﬀecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The eﬀect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby. 8.7 Indemnity. Except for Lessor's gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, a Breach of the Lease by Lessee and/or the use and/or occupancy of the Premises and/or Project by Lessee and/or by Lessee's employees, contractors or invitees . If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have ﬁrst paid any such claim in order to be defended or indemniﬁed. 8.8 Exemption of Lessor and its Agents from Liability. Notwithstanding Except to the extent caused by the negligence or breach of this Lease by Lessor or its agents, neither Lessor nor its agents shall be liable under any circumstances for: (i) injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from ﬁre, steam, electricity, gas, water or rain, indoor air quality, the presence of mold or from the breakage, leakage, obstruction or other defects of pipes, ﬁre sprinklers, wires, appliances, plumbing, HVAC or lighting ﬁxtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building, or from other sources or places, (ii) any damages arising from any act or neglect of any other tenant of Lessor or from the failure of Lessor or its agents to enforce the provisions of any other lease in the Project, or (iii) injury to Lessee's business or for any loss of income or proﬁt therefrom. Instead, it is intended that Lessee's sole recourse in the event of such damages or injury be to ﬁle a claim on the insurance policy(ies) that Lessee is required to maintain pursuant to the provisions of paragraph 8. 8.9 Intentionally Deleted. Failure to Provide Insurance. Lessee acknowledges that any failure on its part to obtain or maintain the insurance required herein will expose Lessor to risks and po te nti a ll y cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely di ﬃ c ul t to ascertain. Accordingly, for any month or po rti o n thereof that Lessee does not maintain the required insurance and/or does not provide Lessor with the required binders or c er tiﬁ c ate s evidencing the existence of the required insurance, the Base Rent shall be a u to m ati ca l ly increased, without any requirement for n oti c e to Lessee, by an amount equal to 10% of the then exi s ting Base Rent or $100, whichever is greater. The p ar ti es agree that such increase in Base Rent represents fair and reasonable co mp en s ati on for the a d di tio na l risk/costs that Lessor will incur by reason of Lessee's failure to maintain the required insurance. Such increase in Base Rent shall in no event c ons ti tute a waiver of Lessee's Default or Breach with respect to the failure to maintain such insurance, prevent the exercise of any of the other rights and remedies granted hereunder, nor relieve Lessee of its o bl i gati on to maintain the insurance s p ec i ﬁ e d in this Lease. 9. Damage or Destruction. 9.1 Deﬁnitions. (a) "Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in 3 months or less from the date of the damage or destruction, and the cost thereof does not exceed a sum equal to 6 month's Base Rent. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total. (b) "Premises Total Destruction" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in 3 months or less from the date of the damage or destruction and/or the cost thereof exceeds a sum equal to 6 month's Base Rent. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total. (c) "Insured Loss" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved. (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation. (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance, in, on, or under the Premises which requires restoration. 9.2 Partial Damage - Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and eﬀect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10, 000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not suﬃcient to eﬀect such repair, the Insuring Party shall promptly contribute the shortage in proceeds as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to INITIALS© 2019 AIR CRE. All Rights Reserved. MTN-26.22, Revised 06-10-2019 INITIALS a Work Letter; Last Edited: 1/22/2020 1:04 PMPage 8 of 17

fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within 10 days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said 10 day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and eﬀect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within 10 days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and eﬀect, or (ii) have this Lease terminate 30 days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to ﬂood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party. 9.3 Partial Damage - Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense (subject to reimbursement pursuant to Paragraph 4.2), in which event this Lease shall continue in full force and eﬀect, or (ii) terminate this Lease by giving written notice to Lessee within 30 days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be eﬀective 60 days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within 10 days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days after making such commitment. In such event this Lease shall continue in full force and eﬀect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date speciﬁed in the termination notice. 9.4 Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate 60 days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6. 9.5 Damage Near End of Term. If at any time during the last 6 months of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease eﬀective 60 days following the date of occurrence of such damage by giving a written termination notice to Lessee within 30 days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is 10 days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and eﬀect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date speciﬁed in the termination notice and Lessee's option shall be extinguished. 9.6 Abatement of Rent; Lessee's Remedies. (a) Abatement. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein. (b) Remedies. If Lessor is obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within 90 days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than 60 days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within 30 days thereafter, this Lease shall terminate as of the date speciﬁed in said notice. If the repair or restoration is commenced within such 30 days, this Lease shall continue in full force and eﬀect. "Commence" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever ﬁrst occurs. 9.7 Termination; Advance Payments. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor. 10. Real Property Taxes. 10.1 Deﬁnition. As used herein, the term "Real Property Taxes" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Project, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Project address. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein: (i) imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Project, (ii) a change in the improvements thereon, and/or (iii) levied or assessed on machinery or equipment provided by Lessor to Lessee pursuant to this Lease. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common. 10.2 Payment of Taxes. Except as otherwise provided in Paragraph 10.3, Lessor shall pay the Real Property Taxes applicable to the Project, and said payments shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2. 10.3 Additional Improvements. Common Area Operating Expenses shall not include Real Property Taxes speciﬁed in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Project by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.2 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request or by reason of any alterations or improvements to the Premises made by Lessor subsequent to the execution of this Lease by the Parties. 10.4 Joint Assessment. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive. 10.5 Personal Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises. When possible, Lessee shall cause its Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If INITIALS© 2019 AIR CRE. All Rights Reserved. MTN-26.22, Revised 06-10-2019 INITIALS a Work Letter; Last Edited: 1/22/2020 1:04 PMPage 9 of 17

any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property. 11. Utilities and Services. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. Notwithstanding the provisions of Paragraph 4.2, if at any time in Lessor's sole judgment, Lessor determines that Lessee is using a disproportionate amount of water, electricity or other commonly metered utilities, or that Lessee is generating such a large volume of trash as to require an increase in the size of the trash receptacle and/or an increase in the number of times per month that it is emptied, then Lessor may increase Lessee's Base Rent by an amount equal to such increased costs. There shall be no abatement of Rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions. Within ﬁfteen days of Lessor’s written request, Lessee agrees to deliver to Lessor such information, documents and/or authorization as Lessor needs in order for Lessor to comply with new or existing Applicable Requirements relating to commercial building energy usage, ratings, and/or the reporting thereof. 12. Assignment and Subletting. 12.1 Lessor's Consent Required. (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "assign or assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent. (b) Unless Lessee is a corporation and its stock is publicly traded on a national stock exchange, a change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of 25% or more of the voting control of Lessee shall constitute a change in control for this purpose. (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, ﬁnancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee by an amount greater than 25% of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. "Net Worth of Lessee" shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles. (d) An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(d), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon 30 days written notice, increase the monthly Base Rent to 110% of the Base Rent then in eﬀect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to 110% of the price previously in eﬀect, and (ii) all ﬁxed and non-ﬁxed rental adjustments scheduled during the remainder of the Lease term shall be increased to 110% of the scheduled adjusted rent. (e) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief. (f) Lessor may reasonably withhold consent to a proposed assignment or subletting if Lessee is in Default at the time consent is requested. (g) Notwithstanding the foregoing, allowing a de minimis portion of the Premises, ie. 20 square feet or less, to be used by a third party vendor in connection with the installation of a vending machine or payphone shall not constitute a subletting. 12.2 Terms and Conditions Applicable to Assignment and Subletting. (a) Regardless of Lessor's consent, no assignment or subletting shall : (i) be eﬀective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee. (b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach. (c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting. (d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without ﬁrst exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor. (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the ﬁnancial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modiﬁcation of the Premises, if any, together with a fee of $500 as consideration for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested. (See also Paragraph 36) (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment, entering into such sublease, or entering into possession of the Premises or any portion thereof, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has speciﬁcally consented to in writing. (g) Lessor's consent to any assignment or subletting shall not transfer to the assignee or sublessee any Option granted to the original Lessee by this Lease unless such transfer is speciﬁcally consented to by Lessor in writing. (See Paragraph 39.2) 12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein: (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect said Rent. In the event that the amount collected by Lessor exceeds Lessee's then outstanding obligations any such excess shall be refunded to Lessee. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary. (b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any INITIALS© 2019 AIR CRE. All Rights Reserved. MTN-26.22, Revised 06-10-2019 INITIALS a Work Letter; Last Edited: 1/22/2020 1:04 PMPage 10 of 17

prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor. (c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor. (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent. (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, speciﬁed in such notice. The sublessee shall have a right of reimbursement and oﬀset from and against Lessee for any such Defaults cured by the sublessee. 13. Default; Breach; Remedies. 13.1 Default; Breach. A "Default" is deﬁned as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or Rules and Regulations under this Lease. A "Breach" is deﬁned as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period: (a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism. (b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulﬁll any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of 5 3 business days following written notice to Lessee. THE ACCEPTANCE BY LESSOR OF A PARTIAL PAYMENT OF RENT OR SECURITY DEPOSIT SHALL NOT CONSTITUTE A WAIVER OF ANY OF LESSOR'S RIGHTS, INCLUDING LESSOR'S RIGHT TO RECOVER POSSESSION OF THE PREMISES. (c) The failure of Lessee to allow Lessor and/or its agents access to the Premises or the commission of waste, act or acts constituting public or private nuisance, and/or an illegal activity on the Premises by Lessee, where such actions continue for a period of 3 business days following written notice to Lessee. In the event that Lessee commits waste, a nuisance or an illegal activity a second time then, the Lessor may elect to treat such conduct as a non-curable Breach rather than a Default. (d) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting, (iv) an Estoppel Certiﬁcate or ﬁnancial statements, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 41, (viii) material safety data sheets (MSDS), or (ix) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of 10 days following written notice to Lessee. (e) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 2.9 hereof, other than those described in subparagraphs 13.1(a), (b), (c) or (d), above, where such Default continues for a period of 30 days after written notice; provided, however, that if the nature of Lessee's Default is such that more than 30 days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said 30 day period and thereafter diligently prosecutes such cure to completion. (f) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the beneﬁt of creditors; (ii) becoming a "debtor" as deﬁned in 11 U.S.C. § 101 or any successor statute thereto (unless, in the case of a petition ﬁled against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days; provided, however, in the event that any provision of this subparagraph is contrary to any applicable law, such provision shall be of no force or eﬀect, and not aﬀect the validity of the remaining provisions. (g) The discovery that any ﬁnancial statement of Lessee or of any Guarantor given to Lessor was materially false. (h) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy ﬁling, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory basis, and Lessee's failure, within 60 days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined ﬁnancial resources of Lessee and the Guarantors that existed at the time of execution of this Lease. 13.2 Remedies. If Lessee fails to perform any of its aﬃrmative duties or obligations, within 10 days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. Lessee shall pay to Lessor an amount equal to 115% of the costs and expenses incurred by Lessor in such performance upon receipt of an invoice therefor. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach: (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease and any portion of the Improvements which has not been repaid. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent. Eﬀorts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover any damages to which Lessor is otherwise entitled. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute. (b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, eﬀorts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession. (c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration INITIALS© 2019 AIR CRE. All Rights Reserved. MTN-26.22, Revised 06-10-2019 INITIALS a Work Letter; Last Edited: 1/22/2020 1:04 PMPage 11 of 17

or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises. 13.3 Inducement Recapture. Any agreement for free or abated rent or other charges, the cost of tenant improvements for Lessee paid for or performed by Lessor, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions, " shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or eﬀect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless speciﬁcally so stated in writing by Lessor at the time of such acceptance. 13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely diﬃcult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within 5 days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall immediately pay to Lessor a one-time late charge equal to 10% of each such overdue amount or $100, whichever is greater. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for 3 consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance. 13.5 Interest. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due shall bear interest from the 31st day after it was due. The interest ("Interest") charged shall be computed at the rate of 10% per annum but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4. 13.6 Breach by Lessor. (a) Notice of Breach. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than 30 days after receipt by Lessor, and any Lender whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than 30 days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such 30 day period and thereafter diligently pursued to completion. (b) Performance by Lessee on Behalf of Lessor. In the event that neither Lessor nor Lender cures said breach within 30 days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and oﬀset from Rent the actual and reasonable cost to perform such cure, provided however, that such oﬀset shall not exceed an amount equal to the greater of one month's Base Rent or the Security Deposit, reserving Lessee's right to reimbursement from Lessor for any such expense in excess of such oﬀset. Lessee shall document the cost of said cure and supply said documentation to Lessor. 14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "Condemnation"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever ﬁrst occurs. If more than 10% of the ﬂoor area of the Unit, or more than 25% of the parking spaces is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within 10 days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within 10 days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and eﬀect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation paid by the condemnor for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation. 15. Brokerage Fees. 15.1 Ad d iti o n al Commission. In a d di tio n to the payments owed pursuant to Paragraph 1.10 above, Lessor agrees that: (a) if Lessee exercises any O pti on , (b) if Lessee or anyone aﬃ l i ated with Lessee acquires from Lessor any rights to the Premises or other premises owned by Lessor and located within the Project, (c) if Lessee remains in possession of the Premises, with the consent of Lessor, a fter the exp ira tio n of this Lease, or (d) if Base Rent is increased, whether by agreement or op era ti on of an e s c a la ti on clause herein, then, Lessor shall pay Brokers a fee in accordance with the fee schedule of the Brokers in e ﬀe c t at the ti me the Lease was executed. 15.2 Assumption of Obligations. Any buyer or transferee of Lessor's interest in this Lease shall be deemed to have assumed Lessor's obligation hereunder. Brokers shall be third party beneﬁciaries of the provisions of Paragraphs 1.10, 15, 22 and 31. If Lessor fails to pay to Brokers any amounts due as and for brokerage fees pertaining to this Lease when due, then such amounts shall accrue Interest. In addition, if Lessor fails to pay any amounts to Lessee's Broker when due, Lessee's Broker may send written notice to Lessor and Lessee of such failure and if Lessor fails to pay such amounts within 10 days after said notice, Lessee shall pay said monies to its Broker and oﬀset such amounts against Rent. In a ddi tio n, Lessee's Broker shall be deemed to be a third party be ne ﬁc i a ry of any commission agreement entered into by and/or between Lessor and Lessor's Broker for the limited purpose of c o ll e c tin g any brokerage fee owed. 15.3 Representations and Indemnities of Broker Relationships. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, ﬁrm, broker, agent or ﬁnder (other than the Brokers and Agents, if any) in connection with this Lease, and that no one other than said named Brokers and Agents is entitled to any commission or ﬁnder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, ﬁnder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto. 16. Estoppel Certiﬁcates. (a) Each Party (as "Responding Party") shall within 10 days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "Estoppel Certiﬁcate" form published BY AIR CRE, plus such additional information, conﬁrmation and/or statements as may be reasonably requested by the Requesting Party. (b) If the Responding Party shall fail to execute or deliver the Estoppel Certiﬁcate within such 10 day period, the Requesting Party may execute an Estoppel INITIALS© 2019 AIR CRE. All Rights Reserved. MTN-26.22, Revised 06-10-2019 INITIALS a Work Letter; Last Edited: 1/22/2020 1:04 PMPage 12 of 17

Certiﬁcate stating that: (i) the Lease is in full force and eﬀect without modiﬁcation except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) if Lessor is the Requesting Party, not more than one month's rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party's Estoppel Certiﬁcate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certiﬁcate. In addition, Lessee acknowledges that any failure on its part to provide such an Estoppel Certiﬁcate will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely diﬃcult to ascertain. Accordingly, should the Lessee fail to execute and/or deliver a requested Estoppel Certiﬁcate in a timely fashion the monthly Base Rent shall be automatically increased, without any requirement for notice to Lessee, by an amount equal to 10% of the then existing Base Rent or $100, whichever is greater for remainder of the Lease. The Parties agree that such increase in Base Rent represents fair and reasonable compensation for the additional risk/costs that Lessor will incur by reason of Lessee's failure to provide the Estoppel Certiﬁcate. Such increase in Base Rent shall in no event constitute a waiver of Lessee's Default or Breach with respect to the failure to provide the Estoppel Certiﬁcate nor prevent the exercise of any of the other rights and remedies granted hereunder. (c) If Lessor desires to ﬁnance, reﬁnance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall within 10 days after written notice from Lessor deliver to any potential lender or purchaser designated by Lessor such ﬁnancial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee's ﬁnancial statements for the past 3 years. All such ﬁnancial statements shall be received by Lessor and such lender or purchaser in conﬁdence and shall be used only for the purposes herein set forth. 17. Deﬁnition of Lessor. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove deﬁned. 18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way aﬀect the validity of any other provision hereof. 19. Days. Unless otherwise speciﬁcally indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days. 20. Limitation on Liability. The obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, or its partners, members, directors, oﬃcers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against Lessor's partners, members, directors, oﬃcers or shareholders, or any of their personal assets for such satisfaction. 21. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease. 22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be eﬀective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and ﬁnancial responsibility of the other Party to this Lease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. 23. Notices. 23.1 Notice Requirements. All notices required or permitted by this Lease or applicable law shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certiﬁed or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, or by email, and shall be deemed suﬃciently given if served in a manner speciﬁed in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a diﬀerent address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing. 23.2 Date of Notice. Any notice sent by registered or certiﬁed mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given 72 hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given 24 hours after delivery of the same to the Postal Service or courier. Notices delivered by hand, or transmitted by facsimile transmission or by email shall be deemed delivered upon actual receipt. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day. 23.3 Options. Notwithstanding the foregoing, in order to exercise any Options (see paragraph 39), the Notice must be sent by Certiﬁed Mail (return receipt requested), Express Mail (signature required), courier (signature required) or some other methodology that provides a receipt establishing the date the notice was received by the Lessor. 24. Waivers. (a) No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. (b) The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or eﬀect whatsoever unless speciﬁcally agreed to in writing by Lessor at or before the time of deposit of such payment. (c) THE PARTIES AGREE THAT THE TERMS OF THIS LEASE SHALL GOVERN WITH REGARD TO ALL MATTERS RELATED THERETO AND HEREBY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE TO THE EXTENT THAT SUCH STATUTE IS INCONSISTENT WITH THIS LEASE. 25. Disclosures Regarding The Nature of a Real Estate Agency Relationship. (a) When entering into a discussion with a real estate agent regarding a real estate transaction, a Lessor or Lessee should from the outset understand what type of agency relationship or representation it has with the agent or agents in the transaction. Lessor and Lessee acknowledge being advised by the Brokers in this transaction, as follows: (i) Lessor's Agent. A Lessor's agent under a listing agreement with the Lessor acts as the agent for the Lessor only. A Lessor's agent or subagent has the following aﬃrmative obligations: To the Lessor: A ﬁduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessor. To the Lessee and the INITIALS© 2019 AIR CRE. All Rights Reserved. MTN-26.22, Revised 06-10-2019 INITIALS a Work Letter; Last Edited: 1/22/2020 1:04 PMPage 13 of 17

Lessor: (a) Diligent exercise of reasonable skills and care in performance of the agent's duties. (b) A duty of honest and fair dealing and good faith. (c) A duty to disclose all facts known to the agent materially aﬀecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any conﬁdential information obtained from the other Party which does not involve the aﬃrmative duties set forth above. (ii) Lessee's Agent. An agent can agree to act as agent for the Lessee only. In these situations, the agent is not the Lessor's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Lessor. An agent acting only for a Lessee has the following aﬃrmative obligations. To the Lessee: A ﬁduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessee. To the Lessee and the Lessor: (a) Diligent exercise of reasonable skills and care in performance of the agent's duties. (b) A duty of honest and fair dealing and good faith. (c) A duty to disclose all facts known to the agent materially aﬀecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any conﬁdential information obtained from the other Party which does not involve the aﬃrmative duties set forth above. (iii) Agent Re p re s e n tin g Both Lessor and Lessee. A real estate agent, either acting directly or through one or more associate licenses, can legally be the agent of both the Lessor and the Lessee in a transaction, but only with the knowledge and consent of both the Lessor and the Lessee. In a dual agency situation, the agent has the following aﬃrmative obligations to both the Lessor and the Lessee: (a) A ﬁduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Lessor or the Lessee. (b) Other duties to the Lessor and the Lessee as stated above in subparagraphs (i) or (ii). In representing both Lessor and Lessee, the agent may not, without the express permission of the respective Party, disclose to the other Party conﬁdential information, including, but not limited to, facts relating to either Lessee’s or Lessor’s ﬁnancial position, motivations, bargaining position, or other personal information that may impact rent, including Lessor’s willingness to accept a rent less than the listing rent or Lessee’s willingness to pay rent greater than the rent oﬀered. The above duties of the agent in a real estate transaction do not relieve a Lessor or Lessee from the responsibility to protect their own interests. Lessor and Lessee should carefully read all agreements to assure that they adequately express their understanding of the transaction. A real estate agent is a person qualiﬁed to advise about real estate. If legal or tax advice is desired, consult a competent professional. Both Lessor and Lessee should strongly consider obtaining tax advice from a competent professional because the federal and state tax consequences of a transaction can be complex and subject to change. (b) Brokers have no responsibility with respect to any default or breach hereof by either Party. The Parties agree that no lawsuit or other legal proceeding involving any breach of duty, error or omission relating to this Lease may be brought against Broker more than one year after the Start Date and that the liability (including court costs and attorneys' fees), of any Broker with respect to any such lawsuit and/or legal proceeding shall not exceed the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker. (c) Lessor and Lessee agree to identify to Brokers as "Conﬁdential" any communication or information given Brokers that is considered by such Party to be conﬁdential. 26. No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to 150% of the Base Rent applicable immediately preceding the expiration or termination. Holdover Base Rent shall be calculated on a monthly basis. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee. 27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity. 28. Covenants and Conditions; Construction of Agreement. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it. 29. Binding Eﬀect; Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located. Signatures to this Lease accomplished by means of electronic signature or similar technology shall be legal and binding. 30. Subordination; Attornment; Non-Disturbance. 30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modiﬁcations, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "Lender") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof. 30.2 Attornment. In the event that Lessor transfers title to the Premises, or the Premises are acquired by another upon the foreclosure or termination of a Security Device to which this Lease is subordinated (i) Lessee shall, subject to the non-disturbance provisions of Paragraph 30.3, attorn to such new owner, and upon request, enter into a new lease, containing all of the terms and provisions of this Lease, with such new owner for the remainder of the term hereof, or, at the election of the new owner, this Lease will automatically become a new lease between Lessee and such new owner, and (ii) Lessor shall thereafter be relieved of any further obligations hereunder and such new owner shall assume all of Lessor's obligations, except that such new owner shall not: (a) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) be subject to any oﬀsets or defenses which Lessee might have against any prior lessor, (c) be bound by prepayment of more than one month's rent, or (d) be liable for the return of any security deposit paid to any prior lessor which was not paid or credited to such new owner. 30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "Non-Disturbance Agreement") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within 60 days after the execution of this Lease, Lessor shall, if requested by Lessee, use its commercially reasonable eﬀorts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said 60 days, then Lessee may, at Lessee's option, directly contact Lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement. 30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be eﬀective without the execution of any further documents; provided, however, that, INITIALS© 2019 AIR CRE. All Rights Reserved. MTN-26.22, Revised 06-10-2019 INITIALS a Work Letter; Last Edited: 1/22/2020 1:04 PMPage 14 of 17

upon written request from Lessor or a Lender in connection with a sale, ﬁnancing or reﬁnancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein. 31. Attorneys' Fees. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter deﬁned) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation). 32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times after reasonable prior notice for the purpose of showing the same to prospective purchasers, lenders, or tenants, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse eﬀect on Lessee's use of the Premises. All such activities shall be without abatement of rent or liability to Lessee. 33. Auctions. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction. 34. Signs. Lessor may place on the Premises ordinary "For Sale" signs at any time and ordinary "For Lease" signs during the last 6 months of the term hereof. Except for ordinary "For Sublease" signs which may be placed only on the interior side of the window of the Premises provided such sign shall be no larger than the window pane, Lessee shall not place any sign upon the Project without Lessor's prior written consent. All signs must comply with all Applicable Requirements. 35. Termination; Merger. Unless speciﬁcally stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within 10 days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest. 36. Consents. All requests for consent shall be in writing. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise speciﬁcally stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within 10 business days following such request. 37. Guarantor. 37.1 Execution. The Guarantors, if any, shall each execute a guaranty in the form most recently published BY AIR CRE. 37.2 Default. It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor's behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certiﬁed copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current ﬁnancial statements, (c) an Estoppel Certiﬁcate, or (d) written conﬁrmation that the guaranty is still in eﬀect. 38. Quiet Possession. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof. 39. Options. If Lessee is granted any option, as deﬁned below, then the following provisions shall apply. 39.1 Deﬁnition. "Option" shall mean: (a) the right to extend or reduce the term of or renew this Lease or to extend or reduce the term of or renew any lease that Lessee has on other property of Lessor; (b) the right of ﬁrst refusal or ﬁrst oﬀer to lease either the Premises or other property of Lessor; (c) the right to purchase, the right of ﬁrst oﬀer to purchase or the right of ﬁrst refusal to purchase the Premises or other property of Lessor. 39.2 Options Personal To Original Lessee. Any Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting. 39.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised. 39.4 Eﬀect of Default on Options. (a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given 3 or more notices of separate Default, whether or not the Defaults are cured, during the 12 month period immediately preceding the exercise of the Option. (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a). (c) An Option shall terminate and be of no further force or eﬀect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term or completion of the purchase, (i) Lessee fails to pay Rent for a period of 30 days after such Rent becomes due (without any necessity of Lessor to give notice thereof), or (ii) if Lessee commits a Breach of this Lease. INITIALS© 2019 AIR CRE. All Rights Reserved. MTN-26.22, Revised 06-10-2019 INITIALS a Work Letter; Last Edited: 1/22/2020 1:04 PMPage 15 of 17

40. Security Measures. Lessee hereby acknowledges that the Rent payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties. 41. Reservations. Lessor reserves the right: (i) to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, (ii) to cause the recordation of parcel maps and restrictions, and (iii) to create and/or install new utility raceways, so long as such easements, rights, dedications, maps, restrictions, and utility raceways do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to eﬀectuate such rights. 42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay. A Party who does not initiate suit for the recovery of sums paid "under protest" within 6 months shall be deemed to have waived its right to protest such payment. 43. Authority; Multiple Parties; Execution. (a) If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within 30 days after request, deliver to the other Party satisfactory evidence of such authority. (b) If this Lease is executed by more than one person or entity as "Lessee", each such person or entity shall be jointly and severally liable hereunder. It is agreed that any one of the named Lessees shall be empowered to execute any amendment to this Lease, or other document ancillary thereto and bind all of the named Lessees, and Lessor may rely on the same as if all of the named Lessees had executed such document. (c) This Lease may be executed by the Parties in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. 44. Conﬂict. Any conﬂict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions. 45. Oﬀer. Preparation of this Lease by either party or their agent and submission of same to the other Party shall not be deemed an oﬀer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto. 46. Amendments. This Lease may be modiﬁed only in writing, signed by the Parties in interest at the time of the modiﬁcation. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modiﬁcations to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal ﬁnancing or reﬁnancing of the Premises. 47. Waiver of Jury Trial. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING THE PROPERTY OR ARISING OUT OF THIS AGREEMENT. 48. Arbitration of Disputes. An Addendum requiring the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease is is not attached to this Lease. 49. Accessibility; Americans with Disabilities Act. (a) The Premises: have not undergone an inspection by a Certiﬁed Access Specialist (CASp). Note: A Certiﬁed Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises. have undergone an inspection by a Certiﬁed Access Specialist (CASp) and it was determined that the Premises met all applicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq. Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report conﬁdential. have undergone an inspection by a Certiﬁed Access Specialist (CASp) and it was determined that the Premises did not meet all applicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq. Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report conﬁdential except as necessary to complete repairs and corrections of violations of construction related accessibility standards. In the event that the Premises have been issued an inspection report by a CASp the Lessor shall provide a copy of the disability access inspection certiﬁcate to Lessee within 7 days of the execution of this Lease. (b) Since compliance with the Americans with Disabilities Act (ADA) and other state and local accessibility statutes are dependent upon Lessee's speciﬁc use of the Premises, Lessor makes no warranty or representation as to whether or not the Premises comply with ADA or any similar legislation except to the extent related to the Improvements completed by Lessor referenced in Exhibit 4. In the event that Lessee's use of the Premises requires modiﬁcations or additions to the Premises in order to be in compliance with ADA or other accessibility statutes, Lessee agrees to make any such necessary modiﬁcations and/or additions at Lessee's expense. LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES. INITIALS© 2019 AIR CRE. All Rights Reserved. MTN-26.22, Revised 06-10-2019 INITIALS a Work Letter; Last Edited: 1/22/2020 1:04 PMPage 16 of 17

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY AIR CRE OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO: 1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. 2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE. WARNING: IF THE PREMISES ARE LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES ARE LOCATED. The parties hereto have executed this Lease at the place and on the dates speciﬁed above their respective signatures. Executed at: Newport Beach, California On: By LESSOR: GREEN RIVER PROPERTIES, LLC., a California limited liability company By: Green River Properties SPE, Inc., Name Printed: a Delaware corporation Title: Manager Phone: Fax: Email: By: Name Printed: Steven L. Craig Title: President Phone: 949-224-4100 Fax: 949-224-4101 Email: Address: 4100 MacArthur Blvd., Suite 100, Newport Beach, CA 92660 Federal ID No.: 33-0678875 Executed at: On: By LESSEE: BIOLASE, INC., a Delaware corporation By: Name Printed: Title: Phone: Fax: Email: By: Name Printed: Title: Phone: Fax: Email: Address: Federal ID No.: BROKER N/A Attn: Title: Address: Phone: Fax: Email: Federal ID No.: Broker DRE License #: Agent DRE License #: BROKER CBRE Attn: Travis Boyd Title: Executive Vice President Address: 3501 Jamboree Rd., Suite 100 Newport Beach, CA 92660 Phone: 949-725-8677 Fax: 949-725-8480 Email: travis.boyd@cbre.com Federal ID No.: Broker DRE License #: 00409987 Agent DRE License #: AIR CRE * https://www.aircre.com * 213-687-8777 * contracts@aircre.com NOTICE: No part of these works may be reproduced in any form without permission in writing. INITIALS© 2019 AIR CRE. All Rights Reserved. MTN-26.22, Revised 06-10-2019 INITIALS a Work Letter; Last Edited: 1/22/2020 1:04 PMPage 17 of 17

ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE BETWEEN GREEN RIVER PROPERTIES, LLC (“LESSOR”) AND BIOLASE, INC. (“LESSEE”) FOR PREMISES AT 4225 PRADO ROAD, SUITE 102 CORONA, CALIFORNIA 92880 This Addendum is attached to, and modifies and supplements the provisions of the Standard Industrial/ Commercial Multi-Tenant Lease of even date herewith by and between GREEN RIVER PROPERTIES, LLC, a California limited liability company, as Lessor; and BIOLASE, INC., a Delaware corporation, as Lessee. Said Lease, as modified and supplemented by this Addendum, is referred to hereinafter as “this Lease.” In the event of any inconsistency between the terms of the original Lease and the terms of this Addendum, the terms of this Addendum shall govern and control. 50. Base Rent: Lessee shall commence payment of Base Rent and any other monetary obligations under this Lease as of the Commencement Date. Base Rent shall be payable on or before the first day of each calendar month during the Initial Term, in the following amounts (and the time periods below shall relate to the period from and after the Commencement Date, with any partial calendar month bearing the same rate as Month 1 below): Year 1 Months 1-12 $8, 800.00 per month Year 2 Months 13-24 $9, 064.00 per month Year 3 Months 25-36 $9, 335.92 per month Year 4 Months 37-48 $9, 616.00 per month Year 5 Months 49-60 $9, 904.48 per month 51. Option(s) to Extend: Lessee shall have two (2) options (“Option”) to extend this Lease after the Initial term, each for a period of successive five (5) years (“Option Term”). Each Option shall be personal to the original Lessee named in this Lease and shall not be exercisable by any assignee or subtenant of the original Lessee named in this Lease, nor be exercisable by the original Lessee named in this Lease if such original Lessee shall have theretofore assigned its interest in this Lease or sublet all or any part of the Premises. In order for the Option to be effectively exercised, it must be exercised by notice from the original Lessee named in this Lease and actually received by Lessor no earlier than one year prior to the expiration of the Initial Term or any later than nine (9) months prior to expiration of the Initial Term for the first Option and for the second Option , it must be exercised by notice from the original Lessee named in this Lease and actually received by Lessor no earlier than one year prior to the expiration of the first Option Term or any later than nine (9) months prior to expiration of the first Option Term for the second Option. For example, if the Initial Term expires April 30, 2025, Lessee must deliver the notice of exercise to Lessor no earlier than May 1, 2024 and no later than July 31, 2024. Any exercise of the Option shall be of no effect if Lessee is in default beyond the applicable period for curing the same at the time of such notice, or is in default at the commencement of the Option Term. Lessee agrees that it shall waive its right to exercise the Option if Lessee shall fail for any reason whatsoever to give such notice to Lessor by the time provided for the giving of such notice, whether such failure is inadvertent or intentional, time being of the essence as to the exercise of the Option. The Option Term shall be at the same terms and conditions as set forth in this Lease other than Base Rent, which shall be as set forth below, but Lessee shall have no further right to extend the Term of this Lease beyond the Option Terms set forth below. The Base Rent during each Option Term, assuming Lessee timely and properly exercises same in accordance with this Paragraph 51, shall be as follows: Page 1 of 4

First Option Term: Year 6 Year 7 Year 8 Year 9 Year 10 Months 60-72 Months 73-84 Months 85-96 Months 97-108 Months 109-120 $10, 201.61 per month $10, 507.66 per month $10, 822.89 per month $11, 147.58 per month $11, 482.00 per month Second Option Term: Year 11 Year 12 Year 13 Year 14 Year 15 Months 121-132 Months 133-144 Months 145-156 Months 157-168 Months 169-180 $11, 826.46 per month $12, 181.26 per month $12, 546.70 per month $12, 923.10 per month $13, 310.79 per month Any references in this Lease to the term of this Lease shall be deemed to refer to the Initial Term and, if the first Option is exercised in accordance with this Paragraph 51, the First Option Term and if the Second Option is exercised in accordance with this Paragraph 51, the Second Option Term. 52. Tenant Improvements by Lessee: All tenant improvements performed by Lessee shall be approved, in writing by Lessor prior to construction, permitted and signed off by the City of Corona Building Department (and Lessee shall provide Lessor with copies of all such plans and permits), and shall be at Lessee’s sole cost and expense. Lessee shall submit all plans to Lessor for Lessor’s approval prior to submittal of same to any governmental authority and shall comply with Lessor’s procedures with respect to all such submittals. 53. Additional Indemnification: In addition to the indemnities set forth in this Lease, Lessee shall indemnify, defend with counsel of Lessor’s choice, protect and hold harmless Lessor from and against any and all claims, liability, costs, expenses, judgments (including any judgments for contribution), attorney’s fees and costs of suit arising out of any release of Hazardous Substances (defined below) caused by or permitted by Lessee or any of Lessee’s customers, suppliers, agents, employees, contractors and the like, on, about, in or under the Premises during the term of this Lease. For purposes of this Section 52, “Hazardous Substance” shall mean and include (1) a “hazardous substance” as defined in 42 U.S.C. § 9601 (14), California Health & Safety Code § 25316 and/or California Water Code § 13050 (p), (2) any substance listed in 26 California Code of Regulations § 22-6680 (d), (3) “hazardous wastes” as defined in California Health & Safety Code § 25117, (4) any other material, gas or substance known or suspected to be toxic or hazardous (including, without limitation, any radioactive substance, methane gas, volatile hydrocarbons, industrial solvents and asbestos) and (5) any other material, gas or substance which could cause a material detriment to, or materially impair the beneficial use of, the Premises or any property in the vicinity of the Premises, or which could constitute a health, safety or environmental risk to any occupant of the Premises or any property in the vicinity of the Premises. Notwithstanding the foregoing, Hazardous Substances shall not include, nor shall Lessee be liable with respect to, underground migration of any Hazardous Substances under the Premises from areas outside of the Premises which were not caused or contributed to by Lessee. Lessee’s obligations under this paragraph shall survive the termination of the Lease. 54. Common Area Maintenance Charges: Lessee shall be responsible for Lessee’s share of the “Common Area Operating Expenses” as defined in Paragraphs 1.6 and 4.2. Lessee’s monthly Common Area Maintenance Charge for the first twelve months of the lease shall be $1, 760.00 and shall increase every twelve months after the Commencement Date at a fixed rate of Three Percent (3%) during the Initial Term. After the Initial Term, at the commencement of each of the First Option Term and, if applicable, the Second Option Term, the Common Area Operating Expenses shall be recalculated to Lessee’s share of the actual amount of Common Area Expenses for the Project on the Option Term renewal date for the first twelve (12 months) of each Option Term and increasing by a fixed Three Percent (3%) per year for the Page 2 of 4 remaining four years of each Option term. The Common Area Operating Expenses for the Initial Term shall be the following: Year 1 Months 1-12 $1, 760.00 per month Year 2 Months 13-24 $1, 812.80 per month Year 3 Months 25-36 $1, 867.18 per month Year 4 Months 37-48 $1, 923.20 per month Year 5 Months 49-60 $1, 980.90 per month For the Option Terms, the Common Area Operating Expenses shall be recalculated to Lessee’s share of the actual amount of Common Area Expenses for the Project for the first twelve (12 months) of each Option Term renewal date and increasing by a fixed Three Percent (3%) per year for the remaining four years of each Option term. In addition, Lessee shall be solely responsible for contracting and paying for the removal of trash and debris generated by Lessee. Lessee shall also be solely responsible for the maintenance of electrical, plumbing and HVAC systems which exclusively serve the Premises and are not considered to be part of the Common Area. 55. Storage of Goods: Lessee shall store and warehouse all goods, equipment, supplies and other personal property within the internal boundaries of the Premises. No such items shall be stored in the parking areas or common areas of the Building or Project. Lessee shall be permitted to utilize the driveway isle at the rear lot of the Project (abutting the rear garage door of the Premises) for the temporary loading and unloading of materials and supplies, provided that no such temporary usage in such areas shall occur more than two (2) times per day nor more than one (1) hour during any single session and such use shall be conducted in a manner so as to not interfere with the operations or parking in the Project. If Lessor elects to remove any materials or personal property stored in the parking area or at the rear of the space (exterior), Lessee agrees to reimburse Lessor for all costs and expense relating to such removal. Lessee’s breach of the provisions of this Paragraph shall constitute a default under the Lease and Lessor shall be entitled to all rights and remedies Lessor may have for default under this Lease as outlined in Paragraph 13.2 of this Lease. 56. Motor Vehicle Parking: Motor vehicles shall park in an orderly manner within the lines designating individual parking spaces during operating hours only. Overnight parking is strictly prohibited. Unauthorized vehicles will be towed away immediately at the vehicle owner’s expense. 57. Operation of Business: A. Lessee shall only operate its business within the Premises defined in Paragraph 1.2(a). Lessee’s op e ratio n of its busin ess ou tside of its Premis es, an ywh ere in or on the Project (inclu din g, without limitation, in or on the parking or other Common Areas), for any purpose or duration is strictly prohibited. In the event that Lessee operates it business outside of the Premises upon any portion of the Project (including, without limitation, in or on the parking or other Common Areas) the Premises, Lessor shall have the right to treat such violation as an immediate incurable “Breach” (as defined in Paragraph 13.1) of this Lease, and shall entitle Lessor, at Lessor's sole option, to pursue the remedies set forth in Paragraph 13.2 at any time thereafter without the necessity of any notice on the part of Lessor to Lessee. B. Lessee acknowledges that the violation of any of the provisions of this Paragraph 57 will cause Lessor to incur costs not contemplated by this Lease, the exact costs being extremely difficult to Page 3 of 4 ascertain. Accordingly, beginning with the first such violation in respect to Lessee’s operation of its business outside the Premises, Lessee shall upon demand pay to Lessor, as additional rent, a $500.00 fee for such first violation and for each subsequent violation; provided, however, that from and after the third such violation, such fee shall be increased to $1, 000.00 for such third violation and each subsequent violation. Lessor and Lessee agree that the foregoing fees represent a reasonable estimate of the costs which Lessor will incur by reason of the violation by Lessee of any of the provisions of this Paragraph 57, and are fair compensation to Lessor for its loss suffered by such violation. Lessee expressly understands and agrees that the failure to pay to Lessor upon demand any of the fees in respect of any such violation as hereinbefore set forth shall entitle Lessor to pursue all of its available remedies under this Lease which shall apply to non-payment of rent. 58. Tenant Improvements by Lessor: Lessor has agreed to modify the Premises with the improvements requested by Lessee attached hereto as Exhibit 4 (“Improvements”) including all plans, permits, architectural fees and other costs required to complete such Improvements in accordance with ADA and Title 24 to the extent applicable, but not to exceed such amount for Lessor’s work referenced in Exhibit 4. Lessor shall also provide digital copies of the plans and permits for the Improvements completed by Lessor. Lessee has agreed to repay Lessor for these Improvements monthly in the amount of Three Thousand Four Hundred Seventy Nine Dollars and Ninety Cents ($3, 479.90) during the Initial Term of this Lease (60 months). These amounts shall not be prorated and represent the amortized amount of $180, 300.00 at a six percent (6.0%) rate of interest over the Initial Term. Lessee shall use best efforts and cause its agent to use best’s efforts and all due diligence to cooperate with Lessor to complete the construction of the Improvements. If Lessor shall be directly or indirectly delayed at any time in the progress of the planning or construction of the Improvements by strikes, lockouts, fire, delay in transportation, unavoidable casualties, rain or weather conditions, governmental procedures or delay, or by other cause beyond Lessor’s control (“force majeure”), or by Lessee’s Breach or Default, by any acts or omissions of Lessee, Lessee’s agents, employees, contractors, including extra work, changes in construction ordered by Lessee (“Lessee Delay”), then the Commencement Date established in this Lease shall be extended by the period of such force majeure delay and Lessee delay; provided, however, Lessor may elect to designate the Commencement Date as the date completion of Improvements would have occurred if such Lessee Delays had not occurred. Lessee shall, within 10 days following the date that Lessor delivered possession of the Premises to Lessee, notify lessor in writing of any items of the Improvements that Lessee deems incomplete or incorrect in order for the Premises to be acceptable to Lessee. Lessee shall be deemed to have accepted the Premises and approved construction of the Improvements if and to the extent Lessee does not deliver such a list to Lessor within said time period. IN WITNESS WHEREOF, the parties hereto have caused this Addendum and the Lease to be duly executed on this day of January, 2020. LESSOR: GREEN RIVER PROPERTIES, LLC, a California limited liability company By: Green River Properties, SPE, Inc., a Delaware corporation, Manager LESSEE: BIOLASE, INC., a Delaware corporation By: Name: By: Steven L. Craig, President Title: Page 4 of 4

EXHIBIT 11111 Tenant Exterior identification Sign Program for Green River Center 4225, 4235 & 4375 Prado Road, " Corona, California This document is to provides unnecessary guidelines for all exterior tenant Identification signs at Green Rivsr Center. It is the intention of this sign program to provide each tenant with adequate and visible identification to all Vehicular traffic on public thoroughfares adjacent to the project and on site visitors. General Information 1. Signs and logos attached to this north face of this building (facing this Riverside Freeway) shall be internally illuminated and signs attached to the south face of the building (facing Prado Road) shall be non•illuminated. .• 2. All signs shall meet ths design and fabrication specifications outlined in this program and are subject to review by owner and the City of Corona. Tenant shall submit three copies of final sign shop drawings, including all necessary • sngineenng data, color chips and typography sample to owner prior to submittal to City of Corona for psrmitting. Only atrer written approval of sign drawings by owner and City of Corona, may sign be fabricated and installed. Tenant shall be .:responsible for all costs associated with ths approval, permitting, fabrication and instc.p. lation of signs. . 3. All attachment hardware shall be stainless steel, aluminum or anodized steel to preclude rust staining of.architectura/. urfaces and to permit easy future removal of graphics. 4. The area ot•a tenant sign comprised of individual/etters shall be compu ed by adding the sum of the areas measured by a rectangle around the outside of the lettering and pictorial symbol. See illustration below. Sign Area Illustration lla. Tenant shall be responsible for the removal of ariy signs upon the • termir:tation of the lease. EXHIBIT "1"

Page2 5. A corporate logo may be used in conjunction with the company name as long as both letter forms and logo conform with the City of Corona maximum sign area limitations. 6. See.anached drawing for design detail and specification for the various allowable sign types and their respective sizes and locations on the buildings. 7. The tenant shall be responsible for providing his own sign through the use of a sign conrract'!r that is licensed in the State of California. .8. All engineering shall be provided by an engineer licensed in the state of California. 9. . Owner reserves the right to amend, alter or vary from this sign program at Owner's sole discretion. 10. All signs must be in the English language. 11. This sign program is pan of the legal lease document between tenant and owner and owner has the right to demand that all non•conforming signs be removed at tenants expense. 12. At t11e termination of lease, or at such time as tenant vacates the leased space, tenant shall be responsible for removing signs and returning the surface of the building to its original condition 13. Section 17:74.040 of the Corona Municipal Code requires that a sign permit be obtained to erect, re-erect, replace, construct or alter any sign. Applicant shall submit three (3) copies of all required sign drawings to scale with a completed application form provided by the city. A Planning Division permit fee of $90.00 and a security deposit of $150.00 is required at time of subminal. Sign Types Sign Type A - Internally illuminated individual Ietter wall sign located on north elevation of building. Sign Type B - Noh illuminated individual letter wall sign located on south elevation of buildings. Sign Type C - Tenant information applied to glass area at primary suite entry.

Page3 Sign Specifications Sign Type A - Sign shall be composed of individual pan channel/etters with internal white neon illumination. Letter forms shall be fabricated from 22 gauge paint-loc sheet metal or 0.090 aluminum with 314 trim cap retaining 118 acrylic lace. All letter forms shall be attached to a 2• x a• fabricated metal raceway containing all concealed wiring. Raceway and letter forms shall be fabricated from like materials to avoid electrolys s a.ndlor metal fatigue. Letter forms shall not be attached directly to wall surface. S1gn transformer shall be located behind wall and be directly tied to raceway at one source. • Transformer shall be contained.in an approved transformer box. All electrical components shall be installed and labeled in accordance with the Underwrites Laboratory (UL) specifications and in accordance with codes of local governmental agencies having jurisdiction over sign fabrication and installation. All letters shall be welded construction, with all welds ground smooth. All exposed metal surfaces shall be sanded, • primed and painted with high quality satin finish automotive acrylic enamel. Interior of Jetter forms shaJ/ be painted white tor maximum reflectance. Trim cap shall be painted to match acrylic face. AR acrylic faces shall be fabricated from one piece, no seams shall be allowed. (See Exhibit 1 to sign section) The size of any one Sign Type A is to be one square foot of sign area for each linea) toot of building frontage as outlined in City of Corona sign ordinance maximum area shall not exceed 150 square leer. Tenants with less than 80 teet of building frontage may have a sign not exceeding 80 square feet of area. All sign copy shall be contained on a sign line. Maximum Jetter height shaJJ not exceed 34". (See Exhibits 4 & 6 for location on. buildings) Sign Type B - Sign shall be composed from individual letter forms cut form 2•thick, 1 112 lb. polystyrene foam letter with paint and sand finish on the return and 60 mil. high impact polystyrene plastic face permanently laminated to the body of the letter. The lener forms shaJ/ be primed and painted with two coats of high quality satin finish latex enamel. Letters shall be permanently secured to wall with silicon adhesive. Face and return of all letter forms shall be painted the same color. (See Exhibit 2 tor sign section.) • . • Ths size of any one Sign Type B is to be one square foot of sign area for each lineal toot of building frontage as outlined in City of Corona sign ordinance Maximum area shall not exceed 150 square feet. Tenants with less than 80 t et of building frontage may have a sign not exceeding 80 square feet of area. All sign copy shall be contained on a sign line.• Maximum letter height shall not exceed 34•. (See Exhibits 5 & 7 for location• •on buildings) Sign Typs C - Each tenant shall be allowed to display information on the glass area adjacent to the primary suite entrance. Copy shall be white die-cut vinyl applied to the exterior surface of the glass. Type size shall be 1 112c• apital height with 1•space between copy lines. All type shall be aligned flush letvragged right on the glass panel .to the right of the entry door. Type style shall bt;Helvetica Medium, initial upper case and lower case. (See Exhibit 3 lor details)

Page 4 Color and Typography A/I letter returns and raceways on Sign Type A signs shall be painted to match Sinclair CMB660, off white, with a satin finish. Trim caps shall be painted to match the color selected for the acrylic letter face. All sign copy shall be one color, however, it a logo is used it may be painted a second color. Standard corporate colors shall be allowed, but will need owners written approval prior to submittal for City of Corona permit. The • following colors are approved by owner for use on any Sign TyptJ A sign. 1. Plexiglas 2037 • yellow 2. Plexiglas 2157 • red 3. Plexiglas 2108 • green 4. Plexiglas 2050 • blue Face and return of Sign Type B signs shall be painted to match the face color of its corresponding Sign Type A sign. All sign copy shall be one color, however, if a logo is used ir may be painted a secord color. Standard corporate colors shall be allowed, but will need owners written approval prior to submirtal for City of Corona permit. Color for Sign Type C shall be white. Type style shall be selected_ for Sign Types A & B by tenant and presented to owner or written approval prior to City of Corona submittal. Type styles should be selected to provide optimum visibility for traffic moving at freeway speeds. Tenant my use alI upper case or_initial capitals in the sign, however, script faces are discouraged.

Page 5 Exhibit 1 - Sign Type A Section

Page 6 Exhibit 2 – Sign Type B Section

Page 7 Exhibit 3 - Entry Elevation - Sign Type C

Page 8 – Exhibit 4 - Single Story Building North Elevations - Sign Type A Drawing indicates vertical location only, horizontal location per tenant submittal

Page 9 Exhibit•5 - Single Story Building South Elevations - Sign Type 8 Drawing indicates vertical location only, horizontal location per tenant submittal

Page 10 Exhibit 6 - Two Story Building North Elevations - Sign Type A Drawing indicates vertical location only horizontal location per tenant submittal

Exhibit “2” GREEN RIVER CENTER RULES & REGULATIONS • (Supplemental to Lease Provisions) 1. No signs, marquee, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed, Installed or affixed to any portion of the exterior of the Premises Including but not limited to, the roof, facade. doors, windows or walls, without the written consent or approval by the Landlord nrst had and obtained. Landlord shall have the right to remove any suCh sign, marquee, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. Allapproved signs shall be Inscribed, printed, painted, Installed or affixed at the expense of Tenant by a person or company approved of by Landlord. Tenant shalt not place anything or allow any thlno to be placed nelf' or on the glass of any window, door partition or wall such as, but not limited to, freestanding or hanging signs or advertisements, or bottles, parcels, or other articles placed on the window sills, which may appear unsightly from the outside of the Premises, as determined by the Landlord. 2. No awnings or other proJection shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attaChed to or hung In, or used on connection with, and window or door of the Premises without prior written consent of the Landlord. Neither the Interior or exterior of any Windows shall be coated or otherwise sunscreened without the express written consent of the Landlord. Landlord may, at his opllon, furnish and install a Building Standard windowow eov&ttno at all exterior windows. •. 3. The walkways, sidewalks, exits, entrances, courts. vestibules. corridors or halls shall not be obstructed or useedfor any other purpose other than the Ingress or egress of pedestrian travel, and shall not be used for loitering or gathering, or to display, store or place any signage, merchandise, equipment, or devices, or for any other purpose. 4. The toilet rooms, urinals, washbowls, sinks and other plumbing fixtures shall not be used for any other purpose other than those for which they were constructed and no sweepings, rubbish, rags or foreign substance of any kind whatsoever shall be placed therein. All damages, and the expense thereof, resulllng from any misuse of said fixtures, Including without limitation, any breakage or stoppige.shall be borne by the Tenant or Tenant's servants. employees, agents, ofsltors or licensees, who shallhave caused the same. S. Tenant shall not In any way deface the Premises or any part thereof. e. Tenant shallnot use, keep or permit to be used or kepi, any foulor noxious gas or substance In the Premises, or permit or suffer the Premises to•be occupied or used In a maMer offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors.and/or vibrations or Interfere In any way with other Lessees or those having business therein. 7. Tenant shallnot use or keepIn the Premises, or the Building, any kerosene, gasoline, or Inflammable, combustible or explosive fluid, chemical, substance or material. 8. No Tenant shall use any melhod of heating or air conditioning other than that Is supplied by Landlord. ...9. Landlord reserves the right to exclude or expelfrom the Premises any person who, ln the judgment of Landlord, Is Intoxicated or under the tnnuence of liquor or drugs, or who shallIn any manner do any act of violation of any of these rules and regulations 10. No vending machines or any description shan be Installed, maintained or operated upon the Premises without tho written consent of the landlord. 11. t..andlord shallhave the right, exercisable without notice and without liability to Landlord, to change the name and street address of the building of which the Premises are a part. 12. Canvassing, soliciting, peddling, picketing, demonstr ling or otheiWist engaging in any conduct th:at unreasonably Impairs the value or use of the Premises of th.e Center are prohibited, and each Tenant shall cooperate to prevent the same. Exhibit "2"

13. Alltrash, refuse and waste materials s.hall bt regularly removed from the Premlsts by the Tenant ancs placed In the designated tras" bins/enclosures for their use. All cardbOIId boxes are to be completely •broken down• and other waste materials are to beInside securely tied/dosed trash bags, prtor to disposal. No IafOe obJects Including, without limitation, furnilure, wood, pallets, piping, aluminum, art to be disposed of In the trash bins/enclosures. Tenant shaH not bum any trash or gatbage, of any klnd_ Project. , In or about the Leased Premises of the 14. 15. 18. 17. 18. 20. 21. 22. No aertalanJenna shallbe eredtd on tht roof or extertor walls of the Lease Prtmlses.or on the grounds, without In each Instance. the writlen consent ot the Landlord nrst being obtained. Any aertalantenna, so Installed without such wri tten consent, shall be subJect to removalby Landlord. at any time without notice. No loud speakers, television, phonographs, radios or other devices shall be used In a manner so as to be heard or seen outside of the Leased Premises without the prior written consent of the Landlord. Tho enUre Premises, Includingvestibules, entrances, doors, fixtures, windows and plate glass shall at all times be maintained In a safe, neat and dean condition. The outside areas Immediately adjoining the leased Premises shall be kept clean and free from dirt and rubbish by Tenant.to the satisfaction of the Landlord, and Tenant shall not place or permit any obstruction or materials In such areas. : No exterior storage shall be allowed lndudlng, without limitation, the storage of motor vehicles. trucks, bOats.trailers.pallets, dNms, machinery, or equipment of any kni d or nature, without the pennlsslon In wri\lng of the Landlord. No persons shaD use any parking areas In the Center for any purpose other than parking motor vehicles durtng the perlod of time such persons or the occupants of the vehicles are custome or business Invitees ot one or more TenantsIn the Center. All such vehicles shall be par1ted In an orderly manner within the designatedines defining the Individualparking spaces. Landlord shall have the rtght to prohibit any advertising by Tenant which, In Landlord's reasonable opinion, tends to Impair the reputation of the center or lts desirability as a shopping center and upon written notice from the Landlord any tenant shall refrain from or discontinue such advertising. No residentialuses Including, without Imitation. the generality of the foregoing, residing.sleeping or cooking are permitted on the Premises or anywhere In the project. No animals of any type Including, without limitation, the generelity of the foregoing, pets. guard dogs, exotic animals. reptiles or birds, are permitted to be brought upon or kept In the Premises or anywhere on tho project. Green River Center High Identity Development for lease at the Green River Exit In Corona. RNERS\OE (91) FREEWAY TO CORONA

Exhibit “3” SITE PLAN

EXHIBIT 4 LANDLORD’S TENANT IMPROVEMENTS ESTIMATES 1) Drop ceiling 4000 sf@ 7.5/sq foot $30, 000 2) Room Construction 180 linear feet @ $40/linear sf and 3 doors@$750 ea $9, 300 3) HVAC 7.5 tons for 4, 000 sf room installed $20, 000 4) Lights 40 lights @$300/light $12, 000 5) Flooring 4000 sf@ $4 sf $16, 000 6) Electrical $15, 000 7) Air Line $5, 000 8) Kaeser Compressor $30, 000 9) Permits and Drawings $8, 000 10) Retrofit Fire Sprinkler 4, 000 sf @ $4/sf $16, 000 11) Rear Roll Up Doors $19, 000 TOTAL $180, 300* * This amount is being repaid by Lessee to Lessor pursuant to Paragraph 58 of the Lease. ADDITIONAL COSTS Any additional costs over the $180, 300 outlined above which are required for the completion of the above improvements, including the following, shall be Lessor’s obligation, provided Lessor’s additional costs shall not exceed $32, 500 for a total of $212, 500 (collectively “Additional Costs”): (1) Any additional permit, plan check, and architectural fees over the $8, 000 outlined above; (2) Sales tax and delivery fees for the Kaesar compressor not included in the $30, 000 estimate outlined above; and (3) Replacement and/or framing of the rear rollup doors over the $19, 000 outlined above. Tenant shall not be required to repay Lessor for these Additional Costs. Any changes requested by Tenant to the scope of work beyond Landlord’s Tenant Improvements and the Additional Costs as outlined on this Exhibit 4 and depicted on Exhibit 5 shall be at Tenant’s sole cost and expense.

EXHIBIT 5

ELECTRICAL/AIR